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                                                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 1997 included in this Form 10-K, into CB Financial Corporation's previously filed Registration Statement File No. 33-54616 and Registration Statement File No. 33-54618.



Detroit, Michigan,                                           ARTHUR ANDERSEN LLP
March 20, 1997.